SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  February 18, 1998

                              DIALOGIC CORPORATION
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             (Exact name of registrant as specified in its charter)

New Jersey                      33-59598                         22-2476114
(State or other               (Commission                   (IRS Employer
jurisdiction of                 File Number)                Identification
incorporation)                                                         Number)

1515 Route 10, Parsippany, New Jersey                           07054
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number,
including area code:  (201) 993-3000
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Item 5.  Other Events.

          In Item 1 of Part II of its Quarterly Report on Form 10-Q for the quarter ended June 30, 1996, Dialogic Corporation disclosed that a complaint had been filed against it and certain of its officers and directors in a shareholders' class action lawsuit, Schwartz v. Dialogic Corporation et al,. On September 6, 1996, the Company filed a Form 8-K indicating that this complaint had been served upon the Company. This lawsuit was also referred to in subsequent 10-Q and 10-K reports of the Company. On February 18, 1998, on motion by the defendants, the complaint was dismissed with prejudice by Judge Langlois of the Superior Court of the State of New Jersey, Morris County.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DIALOGIC CORPORATION


                                          By: /s/Theodore M. Weitz
                                          --------------------------------------
                                          Theodore M. Weitz
                                           Vice President, General Counsel
                                           and Secretary

Dated:  February 24, 1998